Exhibit 10.55

[*]: THE IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Dated 24 October 2023

AMENDMENT TO THE TERM LOAN FACILITY

O CLASS PLUS TWO, LLC

as Borrower

and

NCL CORPORATION LTD.

as Guarantor

and

OCEANIA CRUISES S. DE R.L.

as Member and as Shareholder

and

NORWEGIAN CRUISE LINE HOLDINGS LTD.

as the Holding

and

THE Banks and FINANCIAL INSTITUTIONS listed IN Schedule 1

as Lenders

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

BNP PARIBAS FORTIS S.A./N.V.

HSBC BANK PLC

KFW IPEX-BANK GMBH

CASSA DEPOSITI E PRESTITI S.P.A.

BANCO SANTANDER, S.A.

SOCIÉTÉ GÉNÉRALE

as Joint Mandated Lead Arrangers

and

BNP PARIBAS S.A.

as Facility Agent

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as SACE Agent

and

HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED

as Security Trustee

Amendment AGREEMENT

relating to a facility agreement originally dated 19 December 2018 (as amended, as amended and restated and as supplemented from time to time)
in respect of the part financing of the 1,258 passenger cruise ship newbuilding presently designated as Hull No. [*] at Fincantieri S.p.A

Index

Clause

1 Definitions and Interpretation3

2 Conditions Precedent and Conditions Subsequent4

3 Representations5

4 Amendments to Facility Agreement and other Finance Documents5

5 Further Assurance11

6 Costs, Expenses and Fees11

7 Notices11

8 Counterparts11

9 Signing Electronically11

10 Governing Law11

11 Enforcement12

Schedules

Schedule 1 The Lenders and Commitments13

Part A The Tranche A Lenders13

Part B The Tranche B Lenders15

Part C The Tranche C Lenders17

Schedule 2 Conditions Precedent18

Schedule 3 Conditions Subsequent20

Schedule 4 Form of Effective Date Certificate21

Execution

Execution Pages13

Exhibit 10.55

[*]: THE IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIS AGREEMENT is made on 24 October 2023

Parties
(1)	O CLASS PLUS TWO, LLC, a limited liability company formed in the state of Delaware, whose registered office is at c/o Corporate Creations Network Inc., 3411 Silverside Road, Tatnall Building 104, Wilmington, DE 19810, United States of America as borrower (the "Borrower")
(2)	NCL CORPORATION LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda (the "Guarantor")
(3)	OCEANIA CRUISES S. DE R.L., a Panamanian sociedad de responsabilidad limitada domiciled in Panama whose resident agent is at Arifa Building, West Boulevard, Santa Maria Business District, Panama, Republic of Panama (the "Member" and "Shareholder")
(4)	NORWEGIAN CRUISE LINE HOLDINGS LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda (the "Holding")
(5)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Lenders and Commitments) as lenders (the "Lenders")
(6)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France, BNP PARIBAS FORTIS S.A./N.V., a company incorporated in Belgium and acting through its office at 3, Montagne du Parc, 1KA1E, 1000 Brussels, Belgium, HSBC BANK PLC, of Level 2, 8 Canada Square, London, E14 5HQ, United Kingdom, KFW IPEX-BANK GMBH, of Palmengartenstraße, 5-9 60325, Frankfurt, CASSA DEPOSITI E PRESTITI S.P.A., of Via Goito, 4 – 00185, Rome, Italy, BANCO SANTANDER, S.A. of Ciudad Financiera, Avda. Cantabria s/n., Edificio Marisma, 2nd floor, 28660 Boadilla del Monte, Madrid, Spain, and SOCIÉTÉ GÉNÉRALE, a French société anonyme having its registered office located at 29 Boulevard Haussmann, 75009 Paris under number Siren 552 120 222 at the Registre du Commerce et des Sociétés of Paris, France, as joint mandated lead arrangers (the "Mandated Lead Arrangers")
(7)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France, as SACE agent (the "SACE Agent")
(8)	BNP PARIBAS S.A., a French société anonyme registered with the Registre du Commerce et des Sociétés of Paris under number 662 042 449 with its registered office at 16 Boulevard des Italiens, 75009 Paris, France, as facility agent (the "Facility Agent")
(9)	HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED, a private limited company having its registered office located at 8 Canada Square, London, E14 5HQ, United Kingdom, as security trustee (the "Security Trustee")

Background
(A)	By the Original Facility Agreement, the Lenders agreed to make available to the Borrower a facility of (originally) up to €480,248,962.66 and the amount of the SACE Premium for the purpose of assisting the Borrower in financing (a) the payment or reimbursement under the Shipbuilding Contract of all or part of 80% of the Final Contract Price up to the Eligible Amount and (b) the reimbursement to the Borrower of 100% of the First Instalment of the SACE Premium paid by it to SACE and the payment to SACE of 100% of the Second Instalment of the SACE Premium (as defined therein).
(B)	Due to the unprecedented and extraordinary impacts of the Covid-19 pandemic on the cruise sector and cruise operators, the Original Facility Agreement was amended and restated pursuant to an amendment and restatement agreement dated 17 February 2021 (the "February 2021 Amendment and Restatement Agreement"), and further amended and restated pursuant to an amendment and restatement agreement dated 17 June 2021 (the "June 2021 Amendment and Restatement Agreement"), pursuant to which the parties thereto agreed to the temporary suspension of certain covenants under the Guarantee and addition of certain covenants under the Original Facility Agreement (as amended pursuant to the February 2021 Amendment and Restatement Agreement). Pursuant to such amendments, the amount of the Facility was increased to an Amended Maximum Loan Amount of €493,465,249.92.
(C)	By a supplemental agreement dated 23 December 2021 (the "December 2021 Amendment Agreement"), the parties thereto agreed to, inter alia, amend certain financial covenants and certain other provisions under the Original Facility Agreement (as amended and restated by the February 2021 Amendment and Restatement Agreement and as amended and restated by the June 2021 Amendment and Restatement Agreement).
(D)	By a supplemental agreement dated 16 December 2022 (the "December 2022 Amendment Agreement"), the parties thereto agreed to, inter alia, amend certain financial covenants and certain other provisions under the Original Facility Agreement (as amended and restated by the February 2021 Amendment and Restatement Agreement, as amended and restated by the June 2021 Amendment and Restatement Agreement and as amended by the December 2021 Amendment Agreement).
(E)	By an amendment and restatement agreement dated 19 May 2023 (the "May 2023 Amendment and Restatement Agreement") the parties thereto agreed to amend and restate the Original Facility Agreement (as amended and restated by the February 2021 Amendment and Restatement Agreement, as amended and restated by the June 2021 Amendment and Restatement Agreement, as amended by the December 2021 Amendment Agreement and as amended by the December 2022 Amendment Agreement) in order to, inter alia: (A) provide for an increase of the Facility for the purpose of, inter alia, (i) financing an amount to be applied towards payments relating to the Upsize Allowance and (ii) financing an amount to be applied towards the Tranche C Premium and (B) documenting the transition from LIBOR to SOFR (the Original Facility Agreement as amended and restated by the February 2021 Amendment and Restatement Agreement, as amended and restated by the June 2021 Amendment and Restatement Agreement, as amended by the December 2021 Amendment Agreement, as amended by the December 2022 Amendment Agreement and as amended and restated by the May 2023 Amendment and Restatement Agreement, the "Facility Agreement").
(F)	The Parties have agreed to amend and supplement the Facility Agreement as set out in this Agreement for the purposes of amending, inter alia, certain provisions under the Facility

Agreement in order to document the redomiciliation of the relevant non-Bermudan entities in the Group as set out in the consent request from, amongst others, the Borrower, the Shareholder and the Guarantor, dated 7 September 2023.
Operative Provisions
1	Definitions and Interpretation
1.1	Definitions

In this Agreement:

"Amended and Restated Pledge Agreement" means the pledge agreement originally dated 19 December 2018, as amended and restated pursuant to an amended and restated pledge agreement dated the Effective Date between Oceania Cruises Ltd. as pledgor and the Security Trustee relating to, inter alia, the equity interests in O Class Plus Two, LLC.
"Amended Facility Agreement" means the Facility Agreement as amended and supplemented by this Agreement.
"Effective Date" means the date on which the Facility Agent notifies the Borrower, the other Creditor Parties and SACE as to the satisfaction of the conditions precedent as provided in Clause 2.1 (Conditions Precedent and Conditions Subsequent).
"Facility Agreement" has the meaning given to such term in Recital (E).
"Obligors" means the Borrower, the Guarantor, the Holding, the Member and the Shareholder.
"October 2023 Finance Documents" means this Agreement and the Amended and Restated Pledge Agreement.
"Original Facility Agreement" means the facility agreement dated 19 December 2018 and made between, amongst others, (i) the Borrower, (ii) the Lenders, (iii) the Mandated Lead Arrangers, (iv) the Facility Agent, (v) the SACE Agent and (vi) the Security Trustee.
"Party" means a party to this Agreement.
"Registrar of Companies" means the Bermudan Registrar of Companies, whose registered office is at 30 Parliament Street, Hamilton, HM 12 Bermuda.
"SACE" means SACE S.p.A., an Italian joint stock company (società per azioni) with a sole shareholder, whose registered office is located at Piazza Poli 37/42, 00187 Rome, Italy and registered with the Companies Registry of Rome under number 05804521002.
1.2	Defined expressions

Defined expressions in the Facility Agreement and, with effect from the Effective Date, the Amended Facility Agreement, shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (Construction of certain terms) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Designation as a Finance Document

The Borrower and the Facility Agent designate this Agreement as a Finance Document.

1.5	Third party rights
(a)	Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement other than SACE, who may enforce or enjoy the benefit of and rely on the provisions of this Agreement and the Amended Facility Agreement subject to the provisions of the Third Parties Act.
(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party (other than SACE) is not required to rescind or vary this Agreement at any time.
(c)	For the avoidance of doubt and in accordance with clause 36.4 (Third party rights) of the Facility Agreement, nothing in this Clause 1.5 (Third party rights) shall limit or prejudice the exercise by SACE of its rights under this Agreement or the Finance Documents in the event that such rights are subrogated or assigned to it pursuant to the terms of the SACE Insurance Policy.
2	Conditions Precedent and Conditions Subsequent
2.1	The Effective Date cannot occur unless:
(a)	the Facility Agent has received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent;
(b)	save as disclosed in writing to the Facility Agent and SACE prior to the date of this Agreement, the representations and warranties contained in Clause 3 (Representations) are true and correct on, and as of, each such time as if each was made with respect to the facts and circumstances existing at such time;
(c)	save as disclosed in writing to the Facility Agent and SACE prior to the date of this Agreement, no Event of Default, event or circumstance specified in clause 18 (Events of Default) of the Facility Agreement which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default, event resulting in mandatory prepayment of the Loan pursuant to clause 16.3 (Mandatory prepayment – Sale and Total Loss) and clause 16.4 (Mandatory prepayment – SACE Insurance Policy) of the Facility Agreement shall have occurred and be continuing or would result from the amendment of the Facility Agreement pursuant to this Agreement; and
(d)	the Facility Agent is satisfied that the Effective Date can occur and has not provided any instructions to the contrary informing the Parties that the Effective Date cannot occur.
2.2	Upon fulfilment or waiver of the conditions set out in Clause 2.1 above, the Facility Agent shall provide the Borrower, the Creditor Parties and SACE with a copy of the executed certificate in the form set out in Schedule 4 (Form of Effective Date Certificate) confirming that the Effective Date has occurred and such certificate shall be binding on all Parties.
2.3	Within the time period set out in Schedule 3 (Conditions Subsequent), the Facility Agent shall have received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed therein in form and substance satisfactory to the Facility Agent.
2.4	Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent provides the certificate described in Clause 2.2 above, the Creditor Parties authorise (but do not require) the Facility Agent to execute and provide such certificate. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such certificate.
3	Representations
3.1	Facility Agreement representations
(a)	On the date of this Agreement, each Obligor that is a party to the Facility Agreement makes each of the representations and warranties as set out in clause 11 (Representations and warranties) of the Facility Agreement.
(b)	On the Effective Date, each Obligor that is a party to the Facility Agreement makes each of the representations and warranties as set out in clause 11 (Representations and warranties) of the Amended Facility Agreement and updated with appropriate modifications to refer to the October 2023 Finance Documents.
3.2	Finance Document representations
(a)	On the date of this Agreement, each Obligor (save for the Holding) makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, by reference to the circumstances then existing.
(b)	On the Effective Date, each Obligor (save for the Holding and the Member) makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing.
4	Amendments to Facility Agreement and other Finance Documents
4.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date, the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	In the opening recital (Parties), the Borrower's name and address shall be deleted and replaced as follows:

"O CLASS PLUS TWO, LLC, an exempted limited liability company continued under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton, HM 11 Bermuda as borrower (the "Borrower")", and all references to the address and description of the Borrower in the other Finance Documents to which it is a party shall be replaced with the above.

(b)	In clause 1.1 (Definitions) of the Facility Agreement, the following definitions shall be added in alphabetical order:
(i)	"Amended and Restated Pledge Agreement" means the pledge agreement originally dated 19 December 2018, as amended and restated pursuant to an amended and restated pledge agreement dated the Effective Date between Oceania Cruises Ltd. as pledgor and the Security Trustee relating to, inter alia, the equity interests in O Class Plus Two, LLC.
(ii)	"October 2023 Amendment Agreement" means the amendment to this Agreement dated 24 October 2023 between, amongst others, the Borrower, the Facility Agent and the SACE Agent.
(iii)	"October 2023 Effective Date" has the meaning given to the term Effective Date in the October 2023 Amendment Agreement.
(iv)	"Registrar of Companies" means the Bermudan Registrar of Companies, whose registered office is at 30 Parliament Street, Hamilton, HM 12 Bermuda.
(c)	In clause 1.1 (Definitions) of the Facility Agreement, the following definitions shall be deleted and replaced as follows:
(i)	"Finance Documents" means:
(a)	this Agreement;
(b)	the 2021 Deferral Fee Letters;
(c)	the February 2021 Amendment and Restatement Agreement;
(d)	the June 2021 Amendment and Restatement Agreement;
(e)	the December 2021 Amendment Agreement;
(f)	the December 2022 Amendment Agreement;
(g)	the May 2023 Amendment and Restatement Agreement;
(h)	the October 2023 Amendment Agreement;
(i)	the Amended and Restated Pledge Agreement;
(j)	the June 2021 Fee Letters;
(k)	the December 2021 Fee Letters;
(l)	the December 2022 Fee Letters;
(m)	any Fee Letter;
(n)	the Guarantee;

(o)	the General Assignment;
(p)	the Mortgage;
(q)	the Post-Delivery Assignment;
(r)	any Subordinated Debt Security;
(s)	the Approved Manager's Undertaking;
(t)	any Transfer Certificate;
(u)	any Compliance Certificate;
(v)	any Drawdown Notice;
(w)	any other document (whether creating a Security Interest or not) which is executed as security for, or for the purpose of establishing any priority or subordination arrangement in relation to, the Secured Liabilities; and
(x)	any other document (whether creating a Security Interest or not) which is designated as a Finance Document by agreement between the Borrower, SACE and the Facility Agent.
(ii)	"Member" means Oceania Cruises Ltd. (formerly known as Oceania Cruises S. de. R.L.), an exempted company limited by shares and continued under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton HM 11 Bermuda.
(iii)	"Original Jurisdiction" means, in relation to an Obligor, the jurisdiction under whose laws that Obligor is incorporated or formed, as the case may be, from the period from the date of the Original Facility Agreement until the October 2023 Effective Date.
(iv)	"Prohibited Payment" means:
(i)	any offer, gift, payment, promise to pay, commission, fee, loan or other consideration which would constitute bribery or an improper gift or payment under, or a breach of Sanctions, any laws of the Republic of Italy, England and Wales, Panama, the Council of the European Union, Germany, the United States of America, Bermuda or any other applicable jurisdiction; or
(ii)	any offer, gift, payment, promise to pay, commission, fee, loan or other consideration which would or might constitute bribery within the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions of 17 December 1997.
(v)	"Shareholder" means Oceania Cruises Ltd. (formerly known as Oceania Cruises S. de. R.L.), an exempted company limited by shares and continued under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton HM 11 Bermuda.
(d)	References to "2023 Amendment and Restatement Agreement" shall be deleted and replaced as follows "May 2023 Amendment and Restatement Agreement".

(e)	The first part of sub-clause (d) of clause 3.12 (Immediately following delivery) shall be deleted and replaced as follows:

"an opinion from legal counsel acceptable to the Secured Parties as to the laws of Bermuda in form and substance satisfactory to the Facility Agent and the Secured Parties together with the company documentation of the Borrower and a certificate of a competent officer or manager of the Borrower containing specimen signatures of the persons authorised to sign the documents on behalf of the Borrower, confirming that, without limitation:"

(f)	The first part of sub-clause (e) of clause 3.12 (Immediately following delivery) shall be deleted and replaced as follows:

"an opinion from legal counsel acceptable to the Secured Parties as to the laws of Bermuda in form and substance satisfactory to the Facility Agent and the Secured Parties together with the corporate documentation of the Member as bareboat charterer and a certificate of a competent officer of the Shareholder containing specimen signatures of the persons authorised to sign the documents on behalf of the Member, confirming that, without limitation:"

(g)	Sub-clauses (a), (h), (m) and (ii) of clause 11.2 (Continuing representations and warranties) shall be deleted and replaced as follows:

"11.2 (Continuing representations and warranties)

(a)

(i)until the October 2023 Effective Date, each Obligor is a limited liability company or body corporate duly organised, formed or (as the case may be) incorporated, constituted and validly existing under the laws of the country of its formation or (as the case may be) incorporation; and

(ii)

from the October 2023 Effective Date, each Obligor is an exempted limited liability company or exempted company limited by shares, in each case duly organised, continued and validly existing under the laws of Bermuda, possessing perpetual existence, the capacity to sue and be sued in its own name and the power to own and charge its assets and carry on its business as it is now being conducted;

(h) except for:

(i)	the filing of UCC-1 Financing Statements against the Borrower in respect of those Finance Documents to which it is a party and which create Security Interests;
(ii)	the recording of the Mortgage in the office of the Maritime Administrator of the Republic of the Marshall Islands;
(iii)	the registration of the Ship under an Approved Flag; and
(iv)	the registration of the Amended and Restated Pledge Agreement with the Registrar of Companies,

all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Agreement and each of the other Transaction Documents to which any Obligor is a party and the transactions contemplated thereby have been obtained or effected and are in full force and effect except authorisations, approvals, consents, licences, exemptions, filings and registrations required in the normal day to day course of the operation of the Ship and not already obtained by the Borrower;

(m)

(i) until the October 2023 Effective Date, the Borrower is and shall remain, after the advance to it of the Loan, solvent in accordance with the laws of the state of Delaware and the United Kingdom and in particular with the provisions of the Insolvency Act 1986 (as from time to time amended) and the requirements thereof; and

(ii) from the October 2023 Effective Date, the Borrower is and shall remain, after the advance to it of the Loan, solvent in accordance with the laws of Bermuda and the United Kingdom and in particular with the provisions of the Insolvency Act 1986 (as from time to time amended) and the requirements thereof;

(ii)

(i) until the October 2023 Effective Date, the Borrower does not have a place of business in any country (except as already disclosed) other than that of its Original Jurisdiction; and

(ii) from the October 2023 Effective Date, the Borrower does not have a place of business in any country (except as already disclosed) other than Bermuda.

(h)	Clause 12.10 (Change of business) shall be deleted and replaced as follows:

Except with the prior consent of the Facility Agent, the Borrower shall not make or threaten to make any substantial change in its business as presently conducted, namely that of a single ship owning company for the Ship, or change its place of business to any country other than:

(i)	until the October 2023 Effective Date, that of its Original Jurisdiction; and
(ii)	from the October 2023 Effective Date, Bermuda,

or carry on any other business which is substantial in relation to its business as presently conducted so as to affect, in the opinion of the Facility Agent, the Borrower's ability to perform its obligations hereunder.

(i)	Clause 13.6 (Operation and maintenance of the Ship) shall be deleted and replaced as follows:

From the Delivery Date until the end of the Security Period at its own expense the Borrower will keep the Ship in a good and efficient state of repair so as to maintain it to the highest classification notation available for the Ship of its age and type free of all recommendations and qualifications with Lloyds Register, Bureau Veritas or DNV. On the Delivery Date and annually thereafter, it will furnish to the Facility Agent (with copy to the Security Trustee) a statement by such classification society that such classification notation is maintained. It will comply with all recommendations, regulations and requirements (statutory or otherwise) from time to time applicable to the Ship and shall have on board as and when required thereby valid certificates showing compliance therewith and shall procure that all repairs to or replacements of any damaged, worn or lost parts or equipment are carried out (both as regards workmanship and quality of materials) so as not to diminish the value or class of the Ship. It will not make any substantial modifications or alterations to the Ship or any part thereof which would reduce the market and commercial value of the Ship determined in accordance with Clause 13.4 (Valuation of the Ship).", and the remaining clauses will be renumbered and all relevant cross references will be updated accordingly.

4.2	Guarantor confirmation

On the Effective Date, the Guarantor confirms that:

(a)	its Guarantee extends to the obligations of the Borrower under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Facility Agreement); and
(c)	the Guarantee shall continue to be binding on each of the parties to it and have full force and effect in accordance with its original terms and the amendments to the Finance Documents as so amended and supplemented by this Agreement.
4.3	Holding confirmation

On the Effective Date, the Holding confirms that, notwithstanding the amendments made to the Finance Documents pursuant to this Agreement, the undertakings given by the Holding under the Guarantee shall remain in full force and effect in accordance with its original terms and the amendments to the Finance Documents as amended and supplemented by this Agreement.

4.4	Security confirmation

On the Effective Date, each Obligor confirms that:

(a)	any Security Interest created by it under the Finance Documents extends to the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Finance Documents to which they are a party);
(c)	the Security Interests created under the Finance Documents continue in full force and effect on the terms of the respective Finance Documents; and
(d)	to the extent that this confirmation creates a new Security Interest, such Security Interest shall be on the terms of the Finance Documents in respect of which this confirmation is given.

4.5	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and, from the Effective Date:

(a)	in the case of the Facility Agreement as amended and supplemented pursuant to Clause 4.1 (Specific amendments to the Facility Agreement);
(b)	the Facility Agreement and the applicable provisions of this Agreement will be read and construed as one document; and
(c)	except to the extent expressly waived by the amendments effected by this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other default under the Finance Documents.
5	Further Assurance

Clause 12.20 (Further assurance) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

6	Costs, Expenses and Fees

Clause 10.11 (Transaction Costs) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

7	Notices

Clause 32 (Notices) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9	Signing Electronically

The Parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument. The Parties agree that the electronic signatures appearing on the documents shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Agreement, and evidencing the Parties' intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the Parties authorise each other to conduct the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

10	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11	Enforcement
11.1	Jurisdiction
(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").
(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
11.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)	irrevocably appoints Hannaford Turner LLP, currently of 107 Cheapside, London, EC2V 6DN, UK as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and
(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

O Class Plus Two

Amendment Agreement

Execution Pages

BORROWER

SIGNED by)/s/ Daniel S. Farkas

as attorney-in-fact)

for and on behalf of)

O CLASS PLUS TWO, LLC)

GUARANTOR

SIGNED by)/s/ Daniel S. Farkas

duly authorised)

for and on behalf of)

NCL CORPORATION LTD.)

SHAREHOLDER

SIGNED by)/s/ Daniel S. Farkas

duly authorised)

for and on behalf of)

OCEANIA CRUISES S. DE R.L.  )

MEMBER

SIGNED by)/s/ Daniel S. Farkas

duly authorised)

for and on behalf of)

OCEANIA CRUISES S. DE R.L.  )

HOLDING

SIGNED by)/s/ Daniel S. Farkas

duly authorised)

for and on behalf of)

NORWEGIAN CRUISE LINE)

HOLDINGS LTD.)

O Class Plus Two

Amendment Agreement

LENDERS

SIGNED by)/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE)

AND INVESTMENT BANK)

SIGNED by)/s/ Bruno Cloquet

duly authorised )/s/ Gilles Masson

for and on behalf of)

BNP PARIBAS FORTIS S.A./N.V.)

SIGNED by)/s/ Varsha Sharan

duly authorised )

for and on behalf of)

HSBC BANK PLC)

SIGNED by)/s/ James Fitzjohn

duly authorised )

for and on behalf of)

KFW IPEX-BANK GMBH)

SIGNED by)/s/ Antonella Coppola

duly authorised )

for and on behalf of)

CASSA DEPOSITI E PRESTITI S.P.A.)

SIGNED by)/s/ Remedios Cantalapiedra Villafranca

duly authorised )/s/ José Luis Vicent Rodríguez

for and on behalf of)

BANCO SANTANDER, S.A.)

SIGNED by)/s/ Antoine Guinot

duly authorised )

for and on behalf of)

SOCIETE GENERALE)

O Class Plus Two

Amendment Agreement

MANDATED LEAD ARRANGERS

SIGNED by)/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE )

AND INVESTMENT BANK)

SIGNED by)/s/ Bruno Cloquet

Duly authorised )/s/ Gilles Masson

for and on behalf of)

BNP PARIBAS FORTIS S.A./N.V.)

SIGNED by)/s/ Varsha Sharan

duly authorised )

for and on behalf of)

HSBC BANK PLC)

SIGNED by)/s/ James Fitzjohn

duly authorised )

for and on behalf of)

KFW IPEX-BANK GMBH)

SIGNED by)/s/ Antonella Coppola

duly authorised )

for and on behalf of)

CASSA DEPOSITI E PRESTITI S.P.A.)

SIGNED by)/s/ Remedios Cantalapiedra Villafranca

duly authorised )/s/ José Luis Vicent Rodríguez

for and on behalf of)

BANCO SANTANDER, S.A.)

SIGNED by)/s/ Antoine Guinot

duly authorised )

for and on behalf of)

SOCIETE GENERALE)

O Class Plus Two

Amendment Agreement

FACILITY AGENT

SIGNED by)/s/ Nadia Tidjam

duly authorised )/s/ Philippe Laude

for and on behalf of)

BNP PARIBAS S.A.)

SACE AGENT

SIGNED by)/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE )

AND INVESTMENT BANK)

SECURITY TRUSTEE

SIGNED by)/s/ Daisuke Takekawa

duly authorised )

for and on behalf of)

HSBC CORPORATE TRUSTEE)

COMPANY (UK) LIMITED)